UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2010

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Main Street, Bridgeport, CT 06604

(Address of principal executive offices) (Zip Code)

(203) 338-7171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

As previously announced, on November 22, 2009, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Financial Federal Corporation (“Financial Federal”). On February 10, 2010, a memorandum of understanding was entered into regarding the settlement of the action captioned Edward Opton v. Financial Federal Corp., et al., which was filed in the First Judicial District Court of the State of Nevada on behalf of a putative class of Financial Federal stockholders against Financial Federal and its current directors. In connection with the settlement contemplated by the memorandum of understanding, Financial Federal has agreed to make certain additional disclosures to its stockholders. The “Additional Disclosure” is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Additional Information About this Transaction

In connection with the proposed merger, People’s United filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 on January 12, 2010 that includes a proxy statement of Financial Federal that also constitutes a prospectus of People’s United. Financial Federal mailed the proxy statement/prospectus to its shareholders on or about January 14, 2010. Investors and security holders are urged to read the definitive proxy statement/prospectus because it contains important information. You may obtain a free copy of the definitive proxy statement/prospectus and other related documents filed by People’s United and Financial Federal with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and the other documents may also be obtained for free by accessing People’s United website at www.peoples.com under the tab “Investor Relations” and then under the heading “Financial Information” or by accessing Financial Federal’s website at www.financialfederal.com under the tab “Investor Relations – SEC Filings”.

Participants in this Transaction

People’s United, Financial Federal and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Financial Federal stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Financial Federal stockholders in connection with the proposed merger is set forth in the definitive proxy statement/prospectus contained in the Registration Statement on Form S-4 filed with the SEC by People’s United on January 12, 2010. You can find additional information about the executive officers and directors of People’s United in its Annual Report on Form 10-K for the year ended December 31, 2008 and in its definitive proxy statement filed with the SEC on March 25, 2009. You can find additional information about Financial Federal’s executive officers and directors in its Annual Report on Form 10-K for the year ended July 31, 2009 and in its definitive proxy statement filed with the SEC on November 5, 2009. You can obtain free copies of these documents from People’s United or Financial Federal using the contact information above.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

Item 9.01.	Financial Statements and Exhibits

(c) The following Exhibit is furnished herewith.

Exhibit No.	Description

99.1	Additional Disclosure, dated February 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: February 10, 2010

	By:	/S/ ERIC J. APPELLOF
(Signature)
	Name:	Eric J. Appellof
	Title:	Assistant Secretary